UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2026

SALLY BEAUTY HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33145	36-2257936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Windrose Avenue
Plano, Texas		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 777-5706

3001 Colorado Boulevard
Denton, Texas 76210

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SBH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 22, 2026, Sally Beauty Holdings, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). There were 98,266,491 shares of the Company’s common stock entitled to vote at the Annual Meeting, and each share of common stock was entitled to one vote. The holders of 89,239,188 shares of common stock were present at the Annual Meeting, either in person or by proxy, constituting a quorum.

At the Annual Meeting, the Company’s stockholders acted upon the following matters:

(i)	the election of ten directors to the Board of Directors to hold office until the 2027 Annual Meeting of Stockholders;

(ii)

the approval of an advisory (non-binding) resolution regarding the compensation of the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation; and

(iii)	the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year.

The voting results reported below are final.

Proposal 1 – Election of Directors

Each of the individuals listed below was duly elected as a director of the Company to serve until the 2027 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. The results of the election were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Rachel R. Bishop	84,358,928	501,327	27,001	4,351,932
Jeffrey Boyer	84,625,299	255,268	6,689	4,351,932
Diana S. Ferguson (Board Chair)	83,847,242	1,035,045	4,969	4,351,932
Dorlisa K. Flur	83,940,185	803,648	143,423	4,351,932
James M. Head	84,372,880	393,057	121,319	4,351,932
Lawrence “Chip” Molloy	84,264,489	616,083	6,684	4,351,932
Erin Nealy Cox	84,043,727	838,448	5,081	4,351,932
Denise Paulonis	84,437,875	329,193	120,188	4,351,932
Debra Perelman	79,199,946	5,660,465	26,845	4,351,932
Max Rangel	84,721,210	159,461	6,585	4,351,932

Proposal 2 – Approval of Non-Binding Resolution Regarding Executive Officer Compensation

The compensation of the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation, was approved on an advisory (non-binding) basis. The results of the advisory vote were as follows:

For	Against	Abstain	Broker Non-Votes
75,355,571	9,292,917	238,768	4,351,932

Proposal 3 – Ratification of Selection of Auditors

The Board of Directors’ selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year was ratified. The results of the ratification were as follows:

For	Against	Abstain
86,845,312	2,383,449	10,427

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

Date:	January 26, 2026	By:	/s/ Denise Paulonis
Name: Denise Paulonis Title: President and Chief Executive Officer